1999 AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

STOCK INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

    THIS AGREEMENT (the "Agreement"), is made effective as of {INSERT DATE} (the "Date of Grant") between American Axle & Manufacturing Holdings, Inc., a Delaware corporation (the "Company"), and {INSERT NAME} (the "Participant"):

    WHEREAS, the Company has adopted the 1999 American Axle & Manufacturing Holdings, Inc. Stock Incentive Plan (the "Plan"), which is incorporated herein by reference. Capitalized terms not defined herein shall have the same meanings as in the Plan; and

    WHEREAS, the Compensation Committee of the Board of Directors has determined that it would be in the best interests of the Company and its stockholders to grant the Award to the Participant under the Plan and the terms set forth herein.

    NOW THEREFORE, in consideration of the covenants herein, the parties agree as follows:

        1.  Grant of the Award. The Company hereby grants to the Participant, an aggregate of {Insert # of Shares Granted} restricted Shares, subject to adjustment as set forth in the Plan (the "Award").

        2.  Vesting.

(a)  Vesting Schedule.

(i) On the third anniversary of the Date of Grant, subject to Section 2(b), the Award shall vest 100 percent if Relative Company TSR for the preceding three calendar-year period meets or exceeds the 66th percentile; provided that Total Shareholder Return for the Company is not negative for such period. "Relative Company TSR" means Total Shareholder Return for the Company, expressed as a percentile of the Total Shareholder Returns for the companies in the Company’s peer group as reported in the Company’s proxy statements filed with the Securities and Exchange Commission. "Total Shareholder Return" means, for the applicable company, the total return earned for the applicable period by the holders of such company’s common stock.

(ii) On the fourth anniversary of the Date of Grant, subject to Section 2(b), the Award shall vest 100 percent if not already vested, if Relative Company TSR for the preceding four calendar-year period meets or exceeds the 66th percentile; provided that Total Shareholder Return for the Company is not negative for such period.

(iii) On the fifth anniversary of the Date of Grant, subject to Section 2(b), the Award shall vest in full, to the extent not already vested.

(b)  Termination of Employment.

(i) To the extent not already vested, the Award shall vest in full upon the Participant's death, Disability, or retirement at or after age 65 under the Company’s Retirement Program for Salaried Employees, Restatement dated January 1, 2001 (the “Program”), or Limited Early Retirement under Section 7.11 of the Program; or upon retirement under the Program upon expiration of any employment agreement between the Company and the Participant; or upon any other retirement under the Program with the advance written approval of the Company’s Chief Executive Officer; or termination of the Participant's employment by the Company because of a reorganization of the Company in which the Participant's position is eliminated; or in the event of a Change in Control.

(ii) Except as otherwise expressly stated in Section 2(b)(i), if the Participant's employment with the Company is terminated for any reason, the Shares constituting the Award, to the extent not already vested, shall be forfeited without consideration.

       3.  Voting and Dividend Rights. Subject to Section 8, the Participant shall have the right to vote and to receive any dividends with respect to the Shares constituting the Award.

        4.  No Right to Continued Employment. Neither the Plan nor this Agreement shall be construed as giving the Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss the Participant or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

        5.  Legend on Certificates. The Company may cause a legend or legends to be put on certificates representing the Shares constituting the Award to make appropriate reference to such restrictions as the Company may deem advisable under the Plan or as may be required by the rules and regulations of the Securities and Exchange Commission, any stock exchange upon which Shares are listed, and applicable federal or state laws.

        6.  Transferability. Except as otherwise provided in the Plan, the unvested portion of the Award may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

   7.  Withholding. A Participant shall pay to the Company or any Affiliate, and the Company shall have the right and authority to withhold applicable withholding taxes in respect of the Award, its vesting or any payment or transfer under the Award or under the Plan and to take other action as necessary in the opinion of the Company to satisfy all obligations for the payment of withholding taxes.

        8.  Securities Laws. In connection with the grant or vesting of the Award, the Participant will make or enter into such written representations, warranties and agreements as the Company may reasonably request to comply with applicable securities laws or with this Agreement.

        9.  Notices. Notice under this Agreement shall be addressed to the Company in care of its Secretary at its principal executive office and to the Participant at the address appearing in the records of the Company or to either party as either party may designate in writing. Notice shall be deemed effective upon receipt by the addressee.

        10.  Choice of Law. The interpretation, performance and enforcement of this agreement shall be governed by the laws of the State of New York without regard to principles of conflicts of law.

        11.  Award Subject to Plan. By entering into this Agreement the Participant agrees and acknowledges that the Participant has received a copy of the Plan. The Award is subject to the Plan as may be amended from time to time. In the event of a conflict between any term of this Agreement and the Plan, the applicable terms of the Plan will govern.

        12.  Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

            AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

            By: __________________________________
      John E. Jerge
     Vice President, Human Resources

Agreed and acknowledged as
of the date first above written:

__________________________________________________
{Insert Participant Name}     Signature

1999 AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

STOCK INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

THIS AGREEMENT (the "Agreement"), is made effective as of {INSERT DATE} (the "Date of Grant") between American Axle & Manufacturing Holdings, Inc., a Delaware corporation (the "Company"), and {INSERT NAME} (the "Participant"):

WHEREAS, the Company has adopted the 1999 American Axle & Manufacturing Holdings, Inc. Stock Incentive Plan (the "Plan"), which is incorporated herein by reference. Capitalized terms not defined herein shall have the same meanings as in the Plan; and

WHEREAS, the Compensation Committee of the Board of Directors has determined that it would be in the best interests of the Company and its stockholders to grant the Award to the Participant under the Plan and the terms set forth herein.

NOW THEREFORE, in consideration of the covenants herein, the parties agree as follows:

        1.    Grant of the Award. The Company hereby grants to the Participant a restricted stock unit award covering an aggregate of {Insert # of Shares Granted} Shares, subject to adjustment as set forth in the Plan (the "Award").

        2.    Vesting and Payment.

(a)    Vesting Schedule.

(i) On the third anniversary of the Date of Grant, subject to Section 2(b), the Award shall vest 100 percent if Relative Company TSR for the preceding three calendar-year period meets or exceeds the 66th percentile; provided that Total Shareholder Return for the Company is not negative for such period. "Relative Company TSR" means Total Shareholder Return for the Company, expressed as a percentile of the Total Shareholder Returns for the companies in the Company’s peer group as reported in the Company’s proxy statements filed with the Securities and Exchange Commission. "Total Shareholder Return" means, for the applicable company, the total return earned for the applicable period by the holders of such company’s common stock.

(ii) On the fourth anniversary of the Date of Grant, subject to Section 2(b), the Award shall vest 100 percent if not already vested, if Relative Company TSR for the preceding four calendar-year period meets or exceeds the 66th percentile; provided that Total Shareholder Return for the Company is not negative for such period.

(iii)     On the fifth anniversary of the Date of Grant, subject to Section 2(b), the Award shall vest in full, to the extent not already vested.

(b)    Termination of Employment.

(i) To the extent not already vested, the Award shall vest in full upon the Participant's death, Disability, or retirement at or after age 65 under the Company’s Retirement Program for Salaried Employees, Restatement dated January 1, 2001 (the “Program”), or Limited Early Retirement under Section 7.11 of the Program; or upon retirement under the Program upon expiration of any employment agreement between the Company and the Participant; or upon any other retirement under the Program with the advance written approval of the Company’s Chief Executive Officer; or termination of the Participant's employment by the Company because of a reorganization of the Company in which the Participant's position is eliminated; or in the event of a Change in Control.

(ii) Except as otherwise expressly stated in Section 2(b)(i), if the Participant's employment with the Company is terminated for any reason, the Award, to the extent not already vested, shall be forfeited without consideration.

(c)    Payment.

(i) On or as soon as practicable following each date, if any, on which the Award vests in accordance with this Section 2, the Participant shall have the right to receive from the Company an amount equal to the number of Shares with respect to which the Award vests, multiplied by the Fair Market Value on such date.

(ii) On or as soon as practicable following each date, if any, on which the Company pays a dividend on the Shares, the Participant shall have the right to receive from the Company an amount equal to the aggregate dividend payable on the number of Shares covered by the Award, to the extent not already vested or forfeited in accordance with this Section 2.

         3.    No Right to Continued Employment. Neither the Plan nor this Agreement shall be construed as giving the Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss the Participant or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

         4.    Transferability. Except as otherwise provided in the Plan, the Award may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

         5.    Withholding. A Participant shall pay to the Company or any Affiliate, and the Company shall have the right and authority to withhold applicable withholding taxes in respect of the Award, its vesting or any payment or transfer under the Award or the Plan and to take other action as necessary in the opinion of the Company to satisfy all obligations for the payment of withholding taxes.

         6.    Securities Laws. In connection with the grant or vesting of the Award, the Participant will make or enter into such written representations, warranties and agreements as the Company may reasonably request to comply with applicable securities laws or with this Agreement.

         7.    Notices. Notice under this Agreement shall be addressed to the Company in care of its Secretary at its principal executive office and to the Participant at the address appearing in the records of the Company or to either party as either party may designate in writing. Notice shall be deemed effective upon receipt by the addressee.

         8.    Choice of Law. The interpretation, performance and enforcement of this agreement shall be governed by the laws of the State of New York without regard to principles of conflicts of law.

         9.    Award Subject to Plan. By entering into this Agreement the Participant agrees and acknowledges that the Participant has received a copy of the Plan. The Award is subject to the Plan as may be amended from time to time. In the event of a conflict between any term of this Agreement and the Plan, the applicable terms of the Plan will govern.

         10.    Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

           AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

                             By: __________________________________
                             John E. Jerge
                             Vice President, Human Resources

Agreed and acknowledged as

of the date first above written:

____________________________________________________
{Insert Participant Name} Signature